EXHIBIT 23(a)


                      CONSENT OF INDEPENDENT AUDITORS



          We consent to the incorporation by reference in the Post-Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement of our report dated March 5, 1999, with respect to the consolidated financial statements and schedules of Correctional Services Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1998 filed with the Securities and Exchange Commission.


                                             GRANT THORNTON LLP




Tampa, Florida
April 15, 1999